OPPENHEIMER TOTAL RETURN FUND, INC.
                Supplement dated June 7, 2000 to the Statement of
                   Additional Information dated April 28, 2000

The Statement of Additional Information is revised as follows:

The following information regarding the portfolio managers of the Fund are added to page 28:

Bruce Bartlett, Senior Vice President and Portfolio Manager, Age: 50. Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (April 1995); an officer of other Oppenheimer funds, formerly a Vice President and Senior Portfolio Manager at First of America Investment Corp.

John P. Doney, Vice President and Portfolio Manager, Age: 70.
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since June 1992); prior to joining the Manager in June 1992, he was Senior Vice President and Chief Investment Officer - Equities of National Securities & Research Corporation (mutual fund adviser) and Vice President of the National Affiliated Investment Companies.



June 7, 2000                                            PX0420.007